Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rober L.Cashman, Chief Executive Officer, of Service Team Inc.,  a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report on Form 10-Q of Service Team Inc. (the "Registrant") for the fiscal quarter ended February 29, 2016 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 20, 2016

/s/ Robert L. Cashman
Name: Robert L. Cashman
Title:   Chief Executive Officer and President
Principal Executive Officer